Exhibit 10.22

EVENTBRITE, INC.

NOTICE OF RESTRICTED STOCK UNIT GRANT

The Holder has been granted the following number of restricted stock units (the “Restricted Stock Units” or the “RSUs”), each relating to one share of the Common Stock of Eventbrite, Inc.:

Name of Holder:	Kevin Hartz

Total Number of RSUs:	802,900

Date of Grant:	January 1, 2018

Date of Vesting:	The RSUs shall become 100% vested upon the first to occur of a Sale Event or an Initial Public Offering, in either case, prior to the Expiration Date. For the avoidance of doubt, if a Sale Event or Initial Public Offering does not occur prior to the Expiration Date, the RSUs shall expire and be forfeited on the Expiration Date.

Expiration Date:	December 31, 2024

By signing below, the Holder and the Company agree that this Restricted Stock Unit grant is governed by the terms and conditions of the attached Restricted Stock Unit Agreement, which is made a part of this Notice of Restricted Stock Unit Grant.

HOLDER:	EVENTBRITE, INC.

/s/ Kevin Earnest Hartz	By:	/s/ Samantha Harnett

Kevin Hartz	Title:	VP and General Counsel

THE RESTRICTED STOCK UNITS GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

EVENTBRITE, INC.

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

On the terms and conditions set forth in the Notice of Restricted Stock Unit Grant and this Agreement, the Company grants to the Holder, effective on the Date of Grant, the number of RSUs set forth in the Notice of Restricted Stock Unit Grant (the “Award”). Each RSU relates to one share of Stock.

SECTION 2. NO TRANSFER OR ASSIGNMENT.

Except as otherwise provided in this Agreement, this Award and the rights and privileges conferred hereby shall not be sold, pledged, assigned or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process and may not be subject to any hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) by the Holder.

SECTION 3. SETTLEMENT PROCEDURES.

(a) Timing of Settlement. As soon as practicable following the Vesting Date, but in no event later than March 15th of the year following the calendar year in which the Vesting Date occurs, the Company shall cause to be issued the number of Shares equal to the Total Number of RSUs set forth in the Notice of Restricted Stock Unit Grant.

(b) Issuance of Shares. The Shares issued upon settlement of this Award shall be registered (i) in the name of the Holder, or (ii) in the names of the Holder and his spouse as community property or as joint tenants with the right of survivorship. The Company shall cause such certificates to be delivered to or upon the order of the Holder.

(c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the settlement of this Award or otherwise in connection with this Award, the Holder, as a condition to the settlement of this Award and issuance of Shares, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. Such withholding shall be satisfied, in the Company’s sole discretion, (i) by the Company withholding from Shares to be issued to the Holder a number of

Shares with an aggregate fair market value that would satisfy the minimum withholding amount due; (ii) subject to the limitations and requirements of Section 16 of the Exchange Act, by the Company causing its transfer agent to sell from the number of shares of Stock to be issued to the Holder, the number of shares of Stock necessary to satisfy the withholding; or (iii) by requiring the Holder to pay to the Company, or make arrangements satisfactory to the Company for payment of, the required tax withholding obligation.

SECTION 4. TERM AND EXPIRATION.

This Award shall in any event expire on the Expiration Date.

SECTION 5. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the settlement of this Award unless and until the Company has determined that:

(a) It and the Holder have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 6. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the issuance of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Shares under this Agreement to comply with any law.

SECTION 7. RESTRICTIONS ON TRANSFER OF SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law. Shares shall not be issued pursuant to this Award unless such issuance and delivery of Shares comply with (or are exempt from) all applicable requirements of law, including the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s Initial Public Offering, the Holder or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Initial Public Offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. The Holder represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Settlement. In the event that the issuance of Shares under this Agreement is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Holder shall represent and agree at the time of settlement that the Shares being acquired upon settlement of this Award are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares acquired under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares acquired under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Information to Holders of Restricted Stock Units. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to the Holder in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the Holder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

(h) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 7 shall be conclusive and binding on the Holder and all other persons.

SECTION 8. ADJUSTMENT OF SHARES.

(a) Change in Shares. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Company shall make an appropriate and proportionate adjustment in the number and kind of Shares subject to this Award. The Company shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporation Code and the rules and regulations promulgated thereunder. The adjustment by the Company shall be final, binding and conclusive.

(b) Sale Event. In the event of a Sale Event, the Company shall have the right, but not the obligation, to cancel the Award by making or providing for a cash payment to the Holder, without consent of the Holder, in an amount equal to the Sale Price times the number of Shares subject to the Award, to be paid at the time of such Sale Event and otherwise in accordance with Section 3 hereof. Such payment may be subject to escrow holdback, earn-out condition, securityholder representative expense fund contribution requirement, or similar provision in the definitive agreement for the Sale Event approved by the Company’s board of directors, without consent of the Grantee, to the same extent and in the same manner as such provisions apply to the holders of shares of Stock.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Holder nor the Holder’s representative shall have any rights as a stockholder with respect to any Shares subject to this Award until the Award is settled after the Vesting Date.

(b) No Retention Rights. Nothing in this Award or this Agreement shall confer upon the Holder any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Holder) or of the Holder, which rights are hereby expressly reserved by each, to terminate his service at any time and for any reason, with or without cause.

(c) Designation of Beneficiary. The Holder may designate a beneficiary or beneficiaries to receive any payment or issuance of Shares under the Award payable or issuable on or after the Holder’s death. Any such designation shall be on a form provided for that purpose by the Company and shall not be effective until received by the Company. If no beneficiary has been designated by a deceased Holder, or if the designated beneficiaries have predeceased the Holder, the beneficiary shall be the Holder’s estate.

(d) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Holder at the address that he or she most recently provided to the Company in accordance with this Subsection (d).

(e) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Holder and by an authorized officer of the Company (other than the Holder). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(f) Entire Agreement. The Notice of Restricted Stock Unit Grant and this Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(g) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(h) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Holder and the Holder’s legal representatives, heirs, legatees, distributees, assigns and Holders by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(i) Venue. Unless the Holder and the Company have agreed otherwise in a separate written alternative dispute resolution agreement, for purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the RSUs or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, where this grant is made and/or to be performed, and no other courts.

SECTION 10. SECTION 409A.

This Award is intended to constitute a “short term deferral” for purposes of Section 409A of the Code to the greatest extent possible, and otherwise is intended to comply with Section 409A of the Code, and the Award will be administered and interpreted in accordance with that intent. To the extent that any provision of this Award or Agreement is ambiguous as to its exemption from, or compliance with, Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are either exempt from, or comply with, Section 409A of the Code. To the extent that this Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Company from time to time. The Company makes no representation or warranty and shall have no liability to the Holder or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to the Award.

SECTION 11. ACKNOWLEDGEMENTS OF THE HOLDER.

(a) Tax Consequences. The Holder agrees that the Company does not have a duty to design or administer the Award or its other compensation programs in a manner that minimizes the Holder’s tax liabilities. The Holder shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this Award or the Holder’s other compensation. In particular, the Holder acknowledges that this Award is exempt from Section 409A of the Code only if it qualifies as a “short term deferral” thereunder. The Holder acknowledges that there is no guarantee that the Internal Revenue Service will agree with this determination, and the Holder shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the Award is not so exempt.

(b) Electronic Delivery of Documents. The Holder agrees to accept by email all documents relating to the Company, this Agreement or the Award and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Holder by email of their availability. The Holder acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Holder gives the Company written notice that it should deliver paper documents.

(c) Status of Holder. With respect to the portion of any Award that has not been settled and any payments in cash, Stock or other consideration not received by the Holder, the Holder shall have no rights greater than those of a general creditor of the Company.

(d) Waiver of Statutory Information Rights. The Holder understands and agrees that, but for the waiver made herein, the Holder may be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Holder as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Holder hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Holder under any other written agreement between the Holder and the Company.

SECTION 12. DEFINITIONS.

(a) “Agreement” shall mean this Restricted Stock Unit Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Company” shall mean Eventbrite, Inc., a Delaware corporation.

(e) “Date of Grant” shall mean the date of grant specified in the Notice of Restricted Stock Unit Grant.

(f) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(g) “Expiration Date” shall mean the expiration date specified in the Notice of Restricted Stock Unit Grant.

(h) “Holder” shall mean the person named in the Notice of Restricted Stock Unit Grant.

(i) “Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act or equivalent foreign law covering the offer and sale by the Company of its equity securities, as a result of or following which the Stock shall be publicly held.

(j) “Notice of Restricted Stock Unit Grant” shall mean the document so entitled to which this Agreement is attached.

(k) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(l) “Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

(m) “Sale Event” means the consummation of

(i) a merger or consolidation in which (A) the Company is a constituent party; or (B) a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except, in each case, any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (A) the surviving or resulting company or (B) if the surviving or resulting company is a wholly owned subsidiary of another company immediately following such merger or consolidation, the parent company of such surviving or resulting company (provided that, for the purpose of this definition, all shares of Stock issuable upon exercise of options outstanding immediately prior to such merger or consolidation or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Stock are converted or exchanged);

(ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company;

(iii) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a Person or group of Persons; or

(iv) any other acquisition of the business of the Company, as determined by the Board of Directors; provided, however, that any public offering or other capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

(n) “Sale Price” means the value as determined by the Board of Directors of the consideration payable per Share pursuant to a Sale Event.

(o) “Securities Act” shall mean the Securities Act of 1933, as amended.

(p) “Share” shall mean one share of Stock, as adjusted in accordance with this Agreement (if applicable).

(q) “Stock” shall mean the Common Stock of the Company.

(r) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s) “Transferee” shall mean any person to whom the Holder has directly or indirectly transferred any Share acquired under this Agreement.

(t) “Vesting Date” shall mean the first to occur of a Sale Event or Initial Public Offering, which occurs prior to the Expiration Date.